CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated December 20, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-03706) of Credit Suisse Warburg Pincus Capital Funds (formerly, DLJ Focus Funds).


                                      ERNST & YOUNG LLP

New York, New York
January 23, 2001